Exhibit 99.1

RR DONNELLEY REPORTS SECOND-QUARTER 2016 RESULTS

Chicago, August 3, 2016 – R.R. Donnelley & Sons Company (NASDAQ: RRD) today reported financial results for the second quarter of 2016.

Highlights:

•	Second-quarter net sales of $2.7 billion declined 0.7% from the second quarter of 2015

•	Second-quarter GAAP net loss attributable to common shareholders of $14.5 million, or $0.07 per diluted share, compared to GAAP net earnings attributable to common shareholders in the second quarter of 2015 of $43.5 million, or $0.21 per diluted share

•	Second-quarter non-GAAP net earnings attributable to common shareholders of $71.1 million, or $0.34 per diluted share, compared to non-GAAP net earnings attributable to common shareholders in the second quarter of 2015 of $83.6 million, or $0.41 per diluted share

•	Second-quarter non-GAAP adjusted EBITDA of $286.7 million, or 10.5% of net sales, compared to $309.2 million, or 11.3% of net sales, in the second quarter of 2015

•	Company updates full-year 2016 guidance; remains on track to achieve previously provided ranges

“We are pleased with the second-quarter improvement in revenue trends, reflective of new customer wins and a modest improvement in capital markets activity. We expect these improving trends, in conjunction with our continuing cost management efforts, to continue to have a positive impact during the second half of the year,” said Thomas J. Quinlan III, RR Donnelley’s President and Chief Executive Officer.

Quinlan continued, “We are finalizing the spin-offs of LSC Communications and Donnelley Financial Solutions, both of which remain on track to be completed in October.”

Net Sales

Net sales in the quarter were $2.7 billion, down $18.4 million, or 0.7%, from the second quarter of 2015. After adjusting for the impact of acquisitions and dispositions, as well as changes in foreign exchange rates and pass-through paper sales, organic sales decreased 1.6% from the second quarter of 2015, as an increase in the Strategic Services segment only partially offset declines in the Variable Print, International and Publishing and Retail Services segments.

GAAP Earnings

Second-quarter 2016 net loss attributable to common shareholders was $14.5 million, or $0.07 per diluted share, compared to net earnings attributable to common shareholders of $43.5 million, or $0.21 per diluted share, in the second quarter of 2015. The second-quarter net earnings attributable to common shareholders included pre-tax charges of $130.3 million and $50.9 million in 2016 and 2015, respectively, all of which are excluded from the presentation of non-GAAP net earnings attributable to common shareholders. Additional details regarding the amount and nature of these and other items are included in the attached schedules.

RR DONNELLEY REPORTS SECOND-QUARTER 2016 RESULTS

Non-GAAP Earnings

Non-GAAP adjusted EBITDA in the second quarter of 2016 was $286.7 million, or 10.5% of net sales, compared to $309.2 million, or 11.3% of net sales, in the second quarter of 2015. The decrease in the non-GAAP adjusted EBITDA was primarily due to price pressure in all four operating segments, which also negatively impacted margin.

Non-GAAP net earnings attributable to common shareholders totaled $71.1 million, or $0.34 per diluted share, in the second quarter of 2016 compared to $83.6 million, or $0.41 per diluted share, in the second quarter of 2015. Reconciliations of net earnings attributable to common shareholders to non-GAAP adjusted EBITDA and non-GAAP net earnings attributable to common shareholders are presented in the attached schedules.

2016 Guidance

The Company provides the following updated full-year guidance for 2016, which excludes the impact of the previously announced pending spin-off transactions:

	Current Guidance	Previous Guidance
Net sales	Low end of previous guidance of $11.3 to $11.5 billion	$11.3 to $11.5 billion
Non-GAAP adjusted EBITDA margin	High end of previous guidance of 10.4% to 10.6%	10.4% to 10.6%
Depreciation and amortization	$420 to $430 million	$430 to $440 million
Interest expense	$260 to $270 million	$260 to $270 million
Non-GAAP effective tax rate	34% to 35%	34% to 35%
Diluted share count	Approximately 211 million	Approximately 211 million
Capital expenditures	$200 to $225 million	$200 to $225 million
Free cash flow(1)	$400 to $500 million	$400 to $500 million

(1)	Defined as operating cash flow less capital expenditures

Certain components of the guidance given in the table above are provided on a non-GAAP basis only, without providing a reconciliation to guidance provided on a GAAP basis. Information is presented in this manner, consistent with SEC rules, because the preparation of such a reconciliation could not be accomplished without “unreasonable efforts.” The Company does not have access to certain information that would be necessary to provide such a reconciliation, including non-recurring items that are not indicative of the Company’s ongoing operations. Such items include, but are not limited to, restructuring charges, impairment charges, spinoff-related transaction expenses, pension settlement charges, acquisition-related expenses, gains or losses on investments and business disposals, losses on debt extinguishment and other similar gains or losses not reflective of the Company’s ongoing operations. The Company does not believe that this information is likely to be significant to an assessment of the Company’s ongoing operations, given that it is not an indicator of business performance.

Conference Call

RR Donnelley will host a conference call and simultaneous webcast to discuss its second-quarter results today, Wednesday, August 3, at 10:00 a.m. Eastern Time (9:00 a.m. Central Time). The live webcast will be accessible on RR Donnelley’s web site: www.rrdonnelley.com. Individuals wishing to participate must register in advance at http://www.meetme.net/rrd. After registering, participants will receive dial-in numbers, a passcode, and a personal identification number (PIN) that is used to uniquely identify their presence and automatically join them into the audio conference. A webcast replay will be archived on the Company’s web site for 30 days after the call. In addition, a telephonic replay of the call will be available for seven days at 630.652.3042, passcode 5665907#.

RR DONNELLEY REPORTS SECOND-QUARTER 2016 RESULTS

About RR Donnelley

RR Donnelley (Nasdaq:RRD) helps organizations communicate more effectively by working to create, manage, produce, distribute and process content on behalf of our customers. The Company assists customers in developing and executing multichannel communication strategies that engage audiences, reduce costs, drive revenues and increase compliance. RR Donnelley’s innovative technologies enhance digital and print communications to deliver integrated messages across multiple media to highly targeted audiences at optimal times for clients in virtually every private and public sector. Strategically located operations provide local service and responsiveness while leveraging the economic, geographic and technological advantages of a global organization.

For more information, and for RR Donnelley’s Global Social Responsibility Report, visit the Company’s web site at http://www.rrdonnelley.com.

Contact Information

Investors:

Dave Gardella

SVP, Investor Relations

312.326.8155

david.a.gardella@rrd.com

Use of non-GAAP Information

This news release contains certain non-GAAP measures. The Company believes that these non-GAAP measures, when presented in conjunction with comparable GAAP measures, are useful because that information is an appropriate measure for evaluating the Company’s operating performance. Internally, the Company uses this non-GAAP information as an indicator of business performance, and evaluates management’s effectiveness with specific reference to these indicators. These measures should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

Use of Forward-Looking Statements

This news release includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, strategy and plans of RR Donnelley and its expectations relating to future financial condition and performance. These statements include all those regarding the previously announced pending spin-off transactions and all of the items under the column labeled “Current Guidance” in the table included under the “2016 Guidance” section. Statements that are not historical facts, including statements about RR Donnelley management’s beliefs and expectations, are forward-looking statements. Words such as “believes,” “anticipates,” “estimates,” “expects,” “intends,” “aims,” “potential,” “will,” “would,” “could,” “considered,” “likely,” “estimate” and variations of these words and similar future or conditional expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. While RR Donnelley believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve

RR DONNELLEY REPORTS SECOND-QUARTER 2016 RESULTS

known and unknown risks and uncertainties, many of which are beyond RR Donnelley’s control. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend upon future circumstances that may or may not occur. Actual results may differ materially from RR Donnelley’s current expectations depending upon a number of factors affecting the business and risks associated with the performance of the business. These factors include such risks and uncertainties detailed in RR Donnelley’s periodic public filings with the SEC, including but not limited to those discussed under the “Risk Factors” section in RR Donnelley’s Form 10-K for the fiscal year ended December 31, 2015 and under Item IA of Part II under the “Risk Factors” section in RR Donnelley’s Form 10-Q for the quarter ended June 30, 2016, those discussed under the “Cautionary Statement” and “Other Information” sections in RR Donnelley’s quarterly Form 10-Q filings, and other filings with the SEC and in other investor communications of RR Donnelley from time to time. RR Donnelley does not undertake to and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

RR DONNELLEY REPORTS SECOND-QUARTER 2016 RESULTS

R. R. Donnelley & Sons Company

Condensed Consolidated Balance Sheets

As of June 30, 2016 and December 31, 2015

(UNAUDITED)

(in millions, except per share data)

	June 30, 2016	December 31, 2015
Assets

Cash and cash equivalents	$290.6	$389.6
Receivables, less allowances for doubtful accounts	1,968.4	2,000.4
Inventories	596.8	592.0
Prepaid expenses and other current assets	118.5	119.7

Total Current Assets	2,974.3	3,101.7

Property, plant and equipment — net	1,375.0	1,448.1
Goodwill	1,746.2	1,743.6
Other intangible assets — net	404.5	438.0
Deferred income taxes	192.6	178.2
Other noncurrent assets	395.6	369.7

Total Assets	$7,088.2	$7,279.3

Liabilities

Accounts payable	$1,047.7	$1,322.3
Accrued liabilities	720.0	780.4
Short-term and current portion of long-term debt	675.6	234.6

Total Current Liabilities	2,443.3	2,337.3

Long-term debt	2,943.8	3,188.3
Pension liabilities	555.5	514.4
Other postretirement benefits plan liabilities	168.6	168.8
Other noncurrent liabilities	357.5	373.9

Total Liabilities	6,468.7	6,582.7

Equity

Common stock, par value $0.01 in 2016 (2015 — $1.25)	2.7	333.7
Authorized shares: 500.0
Issued shares: 267.0 in 2016 and 2015
Additional paid-in capital	3,469.4	3,164.3
Accumulated deficit	(704.0)	(620.6)
Accumulated other comprehensive loss	(791.9)	(793.2)
Treasury stock, at cost, 57.5 shares in 2016 (2015 — 58.2 shares)	(1,370.4)	(1,401.5)

Total RR Donnelley shareholders’ equity	605.8	682.7
Noncontrolling interests	13.7	13.9

Total Equity	619.5	696.6

Total Liabilities and Equity	$7,088.2	$7,279.3

RR DONNELLEY REPORTS SECOND-QUARTER 2016 RESULTS

R. R. Donnelley & Sons Company

Condensed Consolidated Statements of Operations

For the Three and Six Months Ended June 30, 2016 and 2015

(UNAUDITED)

(in millions, except per share data)

	For the Three Months Ended June 30,						For the Six Months Ended June 30,
	2 0 1 6 GAAP	ADJUSTMENTS TO NON-GAAP	2 0 1 6 NON-GAAP	2 0 1 5 GAAP	ADJUSTMENTS TO NON-GAAP	2 0 1 5 NON-GAAP	2 0 1 6 GAAP	ADJUSTMENTS TO NON-GAAP	2 0 1 6 NON-GAAP	2 0 1 5 GAAP	ADJUSTMENTS TO NON-GAAP	2 0 1 5 NON-GAAP
Net sales	$2,729.7	$—	$2,729.7	$2,748.1	$—	$2,748.1	$5,381.1	$—	$5,381.1	$5,494.2	$—	$5,494.2

Cost of sales (1)	2,124.8	—	2,124.8	2,132.3	(3.2)	2,129.1	4,206.9	—	4,206.9	4,298.7	(3.2)	4,295.5

Gross profit (1)	604.9	—	604.9	615.8	3.2	619.0	1,174.2	—	1,174.2	1,195.5	3.2	1,198.7

Selling, general and administrative expenses (SG&A) (1)	434.9	(116.7)	318.2	313.1	(3.3)	309.8	766.5	(129.2)	637.3	644.0	(13.8)	630.2
Restructuring, impairment and other changes - net	13.7	(13.7)	—	32.2	(32.2)	—	23.4	(23.4)	—	52.0	(52.0)	—
Depreciation and amortization	104.0	—	104.0	112.8	—	112.8	211.0	—	211.0	226.2	—	226.2
Other operating income	—	—	—	—	—	—	(12.3)	12.3	—	—	—	—

Income from operations	52.3	130.4	182.7	157.7	38.7	196.4	185.6	140.3	325.9	273.3	69.0	342.3

Interest expense - net	68.8	—	68.8	69.2	—	69.2	137.0	—	137.0	138.2	—	138.2
Investment and other expense (income) - net	1.0	0.1	1.1	11.9	(12.2)	(0.3)	1.0	0.1	1.1	40.2	(42.1)	(1.9)

(Loss) earnings before income taxes	(17.5)	130.3	112.8	76.6	50.9	127.5	47.6	140.2	187.8	94.9	111.1	206.0

Income tax (benefit) expense	(3.2)	44.7	41.5	33.0	10.7	43.7	21.8	47.2	69.0	39.4	30.9	70.3

Net (loss) earnings	(14.3)	85.6	71.3	43.6	40.2	83.8	25.8	93.0	118.8	55.5	80.2	135.7

Less: Income (loss) attributable to noncontrolling interests	0.2	—	0.2	0.1	0.1	0.2	0.5	—	0.5	(10.3)	10.5	0.2

Net (loss) earnings attributable to RR Donnelley common shareholders	$(14.5)	$85.6	$71.1	$43.5	$40.1	$83.6	$25.3	$93.0	$118.3	$65.8	$69.7	$135.5

Net (loss) earnings per share attributable to RR Donnelley common shareholders:
Basic net (loss) earnings per share	$(0.07)		$0.34	$0.21		$0.41	$0.12		$0.56	$0.33		$0.67
Diluted net (loss) earnings per share	$(0.07)		$0.34	$0.21		$0.41	$0.12		$0.56	$0.32		$0.67
Weighted average common shares outstanding:
Basic	209.9		209.9	203.1		203.1	209.8		209.8	201.8		201.8
Diluted	209.9	1.2	211.1	204.2		204.2	211.4		211.4	203.1		203.1
Additional information:
Gross margin (1)	22.2%		22.2%	22.4%		22.5%	21.8%		21.8%	21.8%		21.8%
SG&A as a % of net sales (1)	15.9%		11.7%	11.4%		11.3%	14.2%		11.8%	11.7%		11.5%
Operating margin	1.9%		6.7%	5.7%		7.1%	3.4%		6.1%	5.0%		6.2%
Effective tax rate	18.3%		36.8%	43.1%		34.3%	45.8%		36.7%	41.5%		34.1%

(1)	Exclusive of depreciation and amortization

The Company believes that certain non-GAAP measures, when presented in conjunction with comparable GAAP measures, are useful because that information is an appropriate measure for evaluating the Company’s operating performance. Internally, the Company uses this non-GAAP information as an indicator of business performance, and evaluates management’s effectiveness with specific reference to this indicator. These measures should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

RR DONNELLEY REPORTS SECOND-QUARTER 2016 RESULTS

R.R. Donnelley & Sons Company

Reconciliation of GAAP to Non-GAAP Measures

For the Three Months Ended June 30, 2016 and 2015

(UNAUDITED)

(in millions, except per share data)

	For the Three Months Ended June 30, 2016					For the Three Months Ended June 30, 2015
	SG&A	Income from operations	Operating margin	Net (loss) earnings attributable to common shareholders	Net (loss) earnings attributable to common shareholders per diluted share	Gross Profit	SG&A	Income from operations	Operating margin	Net earnings attributable to common shareholders	Net earnings attributable to common shareholders per diluted share
GAAP basis measures	$434.9	$52.3	1.9%	$(14.5)	$(0.07)	$615.8	$313.1	$157.7	5.7%	$43.5	$0.21
Non-GAAP adjustments:
Restructuring charges - net (1)	—	11.0	0.4%	9.2	0.04	—	—	11.6	0.4%	10.9	0.05
Impairment charges - net (2)	—	1.3	—	1.0	0.01	—	—	0.1	—	0.3	—
Other charges (3)	—	1.4	0.1%	0.9	—	—	—	20.5	0.8%	10.0	0.05
Spinoff-related transaction expenses (4)	(18.4)	18.4	0.7%	14.3	0.07	—	—	—	—	—	—
Pension settlement charges (5)	(96.9)	96.9	3.5%	59.0	0.28	—	—	—	—	—	—
Acquisition-related expenses (6)	(1.4)	1.4	0.1%	1.3	0.01	—	(3.3)	3.3	0.1%	2.7	0.02
Loss on disposal of business (7)	—	—	—	—	—	—	—	—	—	15.7	0.08
Purchase accounting inventory adjustment (8)	—	—	—	—	—	3.2	—	3.2	0.1%	2.1	0.01
Gain on investment (9)	—	—	—	(0.1)	—	—	—	—	—	(2.6)	(0.01)
Venezuela currency remeasurement (10)	—	—	—	—	—	—	—	—	—	1.0	—

Total Non-GAAP adjustments	(116.7)	130.4	4.8%	85.6	0.41	3.2	(3.3)	38.7	1.4%	40.1	0.20

Non-GAAP measures	$318.2	$182.7	6.7%	$71.1	$0.34	$619.0	$309.8	$196.4	7.1%	$83.6	$0.41

(1)	Restructuring charges - net: Operating results for the three months ended June 30, 2016 and 2015 were affected by the following pre-tax restructuring charges:

	2016	2015
Employee termination costs (a)	$8.7	$6.8
Other restructuring charges (b)	2.3	4.8

Total restructuring charges - net	$11.0	$11.6

(a)	For the three months ended June 30, 2016, employee termination costs resulted from the announcement of one facility closure in the Publishing and Retail Services segment, two facility closures in the International segment and the reorganization of certain operations. For the three months ended June 30, 2015, employee termination costs resulted from the reorganization of certain operations.
(b)	Includes lease termination and other facility costs.

(2)	Impairment charges - net: Operating results for the three months ended June 30, 2016 and 2015 included other long-lived asset impairment charges.
(3)	Other charges: For the three months ended June 30, 2016 and June 30, 2015, other charges related to the Company’s multi-employer pension plan withdrawal obligations unrelated to facility closures. Additionally, the operating results for the three months ended June 30, 2015 included the recognition of integration charges for certain Courier Corporation (“Courier”) employees upon the termination of Courier’s executive severance plan.
(4)	Spinoff-related transaction expenses: Included pre-tax charges of $18.4 million ($14.3 million after-tax) related to consulting, tax advice, legal and other expenses for the three months ended June 30, 2016 associated with the proposed spinoff transactions.
(5)	Pension settlement charges: Included pre-tax charge of $96.9 million ($59.0 million after-tax) for the three months ended June 30, 2016, related to lump-sum pension settlement payments.
(6)	Acquisition-related expenses: Legal, accounting and other expenses associated with completed or contemplated acquisitions.
(7)	Loss on disposal of business: Included a pre-tax loss of $15.7 million ($15.7 million after-tax) for the three months ended June 30, 2015, primarily related to the disposal of the Venezuelan operating entity in the International segment.
(8)	Purchase accounting inventory adjustments: Included a pre-tax charge of $3.2 million ($2.1 million after-tax) as a result of an inventory purchase accounting adjustment for Courier for the three months ended June 30, 2015.
(9)	Gain on investment: Pre-tax gain of $0.1 million ($0.1 million after-tax) and $3.9 million ($2.6 million after-tax) resulting from the sale of certain of the Company’s affordable housing investments during the three months ended June 30, 2016 and June 30, 2015, respectively.
(10)	Venezuela currency remeasurement: Currency remeasurement in Venezuela and the related impact of the devaluation resulted in a pre-tax loss of $0.4 million ($1.2 million after-tax) for the three months ended June 30, 2015, of which $0.2 million was included in loss attributable to noncontrolling interests.

RR DONNELLEY REPORTS SECOND-QUARTER 2016 RESULTS

R.R. Donnelley & Sons Company

Reconciliation of GAAP to Non-GAAP Measures

For the Six Months Ended June 30, 2016 and 2015

(UNAUDITED)

(in millions, except per share data)

	For the Six Months Ended June 30, 2016					For the Six Months Ended June 30, 2015
	SG&A	Income from operations	Operating margin	Net earnings attributable to common shareholders	Net earnings attributable to common shareholders per diluted share	Gross profit	SG&A	Income from operations	Operating margin	Net earnings attributable to common shareholders	Net earnings attributable to common shareholders per diluted share
GAAP basis measures	$766.5	$185.6	3.4%	$25.3	$0.12	$1,195.5	$644.0	$273.3	5.0%	$65.8	$0.32
Non-GAAP adjustments:
Restructuring charges - net (1)	—	20.1	0.4%	18.5	0.09	—	—	29.4	0.5%	13.7	0.07
Impairment charges - net (2)	—	0.5	—	0.2	—	—	—	0.8	—	0.4	—
Other charges (3)	—	2.8	0.1%	2.4	0.01	—	—	21.8	0.4%	10.2	0.05
Spinoff-related transaction expenses (4)	(30.3)	30.3	0.6%	23.4	0.11	—	—	—	—	—	—
Pension settlement charges (5)	(96.9)	96.9	1.8%	59.0	0.28	—	—	—	—	—	—
Acquisition-related expenses (6)	(2.0)	2.0	—	1.9	0.01	—	(13.8)	13.8	0.2%	13.2	0.07
(Gain) loss on disposals of businesses (7)	—	(12.3)	(0.2%)	(12.3)	(0.06)	—	—	—	—	15.7	0.08
Purchase accounting inventory adjustments (8)	—	—	—	—	0.00	3.2	—	3.2	0.1%	2.1	0.01
Gain on investment (9)	—	—	—	(0.1)	—	—	—	—	—	(2.6)	(0.01)
Venezuela currency remeasurement (10)	—	—	—	—	—	—	—	—	—	17.0	0.08

Total Non-GAAP adjustments	(129.2)	140.3	2.7%	93.0	0.44	3.2	(13.8)	69.0	1.2%	69.7	0.35

Non-GAAP measures	$637.3	$325.9	6.1%	$118.3	$0.56	$1,198.7	$630.2	$342.3	6.2%	$135.5	$0.67

(1)	Restructuring charges - net: Operating results for the six months ended June 30, 2016 and 2015 were affected by the following pre-tax restructuring charges:

	2016	2015
Employee termination costs (a)	$13.7	$21.0
Other restructuring charges (b)	6.4	8.4

Total restructuring charges — net	$20.1	$29.4

(a)	For the six months ended June 30, 2016, employee termination costs resulted from the announcement of one facility closure in the Publishing and Retail Services segment, two facility closures in the International segment and the reorganization of certain operations. For the six months ended June 30, 2015, employee termination costs resulted from one facility closure in the International segment, one facility closure in the Variable Print segment and the reorganization of certain operations.
(b)	Includes lease termination and other facility costs.

(2)	Impairment charges - net: For the six months ended June 30, 2016 and June 30, 2015, operating results were affected by other long-lived asset net impairment charges.
(3)	Other charges: For the six months ended June 30, 2016 and June 30, 2015, other charges related to the Company’s multi-employer pension plan withdrawal obligations unrelated to facility closures. Additionally, the operating results during the six months ended June 30, 2015 included the recognition of integration charges for certain Courier employees upon the termination of Courier’s executive severance plan.
(4)	Spinoff-related transaction expenses: Included pre-tax charges of $30.3 million ($23.4 million after-tax) related to consulting, tax advice, legal and other expenses for the six months ended June 30, 2016 associated with the proposed spinoff transactions.
(5)	Pension settlement charges: Included pre-tax charge of $96.9 million ($59.0 million after-tax) for the six months ended June 30, 2016, related to lump-sum pension settlement payments.
(6)	Acquisition-related expenses: Legal, accounting and other expenses associated with completed or contemplated acquisitions.
(7)	(Gain) losses on disposals of businesses: Included pre-tax gain on the sales of two entities in the International segment of $12.3 million ($12.3 million after-tax) for the six months ended June 30, 2016. Included a pre-tax loss of $15.7 million ($15.7 million after-tax) for the six months ended June 30, 2015, primarily related to the disposal of the Venezuelan operating entity in the International segment.
(8)	Purchase accounting inventory adjustments: Included pre-tax charges of $3.2 million ($2.1 million after-tax) as a result of an inventory purchase accounting adjustment for Courier for the six months ended June 30, 2015.
(9)	Gain on investment: Pre-tax gain of $0.1 million ($0.1 million after-tax) and $3.9 million ($2.6 million after-tax) resulting from the sale of certain of the Company’s affordable housing investments during the six months ended June 30, 2016 and June 30, 2015, respectively.
(10)	Venezuela currency remeasurement: Currency remeasurement in Venezuela and the related impact of the devaluation resulted in a pre-tax loss of $30.3 million ($27.5 million after-tax) for the six months ended June 30, 2015, of which $10.5 million was included in loss attributable to noncontrolling interests.

RR DONNELLEY REPORTS SECOND-QUARTER 2016 RESULTS

R. R. Donnelley & Sons Company

Segment GAAP to Non-GAAP Operating Income and Non-GAAP Adjusted EBITDA and Margin Reconciliation

For the Three Months Ended June 30, 2016 and 2015

(UNAUDITED)

(in millions)

	Publishing and Retail Services	Variable Print	Strategic Services	International	Corporate	Consolidated

For the Three Months Ended June 30, 2016
Net sales	$621.0	$883.4	$705.9	$519.4	$—	$2,729.7
Income (loss) from operations	31.1	55.7	77.5	25.7	(137.7)	52.3
Operating margin %	5.0%	6.3%	11.0%	4.9%	nm	1.9%

Non-GAAP Adjustments
Restructuring charges - net	2.1	0.7	1.4	3.5	3.3	11.0
Impairment charges - net	0.1	0.4	0.6	0.2	—	1.3
Other charges	0.8	0.5	0.1	—	—	1.4
Spinoff-related transaction expenses	—	—	—	0.5	17.9	18.4
Acquisition-related expenses	—	—	—	—	1.4	1.4
Pension settlement charges	—	—	—	—	96.9	96.9

Total Non-GAAP adjustments	3.0	1.6	2.1	4.2	119.5	130.4

Non-GAAP income (loss) from operations	$34.1	$57.3	$79.6	$29.9	$(18.2)	$182.7
Non-GAAP operating margin %	5.5%	6.5%	11.3%	5.8%	nm	6.7%

Depreciation and amortization	36.2	34.4	16.8	16.2	0.4	104.0

Non-GAAP Adjusted EBITDA	$70.3	$91.7	$96.4	$46.1	$(17.8)	$286.7
Non-GAAP Adjusted EBITDA margin %	11.3%	10.4%	13.7%	8.9%	nm	10.5%

Capital expenditures	$5.8	$16.6	$12.0	$11.5	$7.4	$53.3

For the Three Months Ended June 30, 2015
Net sales	$581.7	$911.3	$697.6	$557.5	$—	$2,748.1
Income (loss) from operations	2.6	59.4	82.8	22.2	(9.3)	157.7
Operating margin %	0.4%	6.5%	11.9%	4.0%	nm	5.7%

Non-GAAP Adjustments
Restructuring charges - net	0.8	3.1	2.8	3.0	1.9	11.6
Impairment charges - net	(0.1)	0.4	—	(0.2)	—	0.1
Other charges	17.0	0.5	3.0	—	—	20.5
Acquisition-related expenses	—	—	—	—	3.3	3.3
Purchase accounting inventory adjustment	2.9	—	0.3	—	—	3.2

Total Non-GAAP adjustments	20.6	4.0	6.1	2.8	5.2	38.7

Non-GAAP income (loss) from operations	$23.2	$63.4	$88.9	$25.0	$(4.1)	$196.4
Non-GAAP operating margin %	4.0%	7.0%	12.7%	4.5%	nm	7.1%

Depreciation and amortization	34.7	38.5	17.2	21.5	0.9	112.8

Non-GAAP Adjusted EBITDA	$57.9	$101.9	$106.1	$46.5	$(3.2)	$309.2
Non-GAAP Adjusted EBITDA margin %	10.0%	11.2%	15.2%	8.3%	nm	11.3%

Capital expenditures	$9.5	$14.9	$16.3	$7.8	$4.1	$52.6

nm Not meaningful

RR DONNELLEY REPORTS SECOND-QUARTER 2016 RESULTS

R. R. Donnelley & Sons Company

Segment GAAP to Non-GAAP Operating Income and Non-GAAP Adjusted EBITDA and Margin Reconciliation

For the Six Months Ended June 30, 2016 and 2015

(UNAUDITED)

(in millions)

	Publishing and Retail Services	Variable Print	Strategic Services	International	Corporate	Consolidated

For the Six Months Ended June 30, 2016
Net sales	$1,217.3	$1,785.2	$1,340.5	$1,038.1	$—	$5,381.1
Income (loss) from operations	46.9	125.2	121.2	63.3	(171.0)	185.6
Operating margin %	3.9%	7.0%	9.0%	6.1%	nm	3.4%

Non-GAAP Adjustments
Restructuring charges - net	3.7	1.8	2.2	8.7	3.7	20.1
Impairment charges - net	1.1	0.1	0.6	(2.5)	1.2	0.5
Other charges	1.6	0.9	0.3	—	—	2.8
Spinoff-related transaction expenses	—	—	—	0.5	29.8	30.3
Acquisition-related expenses	—	—	—	—	2.0	2.0
Pension settlement charges	—	—	—	—	96.9	96.9
Gain on disposals of businesses	—	—	—	(12.3)	—	(12.3)

Total Non-GAAP adjustments	6.4	2.8	3.1	(5.6)	133.6	140.3

Non-GAAP income (loss) from operations	$53.3	$128.0	$124.3	$57.7	$(37.4)	$325.9
Non-GAAP operating margin %	4.4%	7.2%	9.3%	5.6%	nm	6.1%

Depreciation and amortization	74.1	68.6	32.0	34.5	1.8	211.0

Non-GAAP Adjusted EBITDA	$127.4	$196.6	$156.3	$92.2	$(35.6)	$536.9
Non-GAAP Adjusted EBITDA margin %	10.5%	11.0%	11.7%	8.9%	nm	10.0%

Capital expenditures	$11.7	$32.1	$23.3	$20.4	$13.9	$101.4

For the Six Months Ended June 30, 2015
Net sales	$1,155.5	$1,860.1	$1,364.9	$1,113.7	$—	$5,494.2
Income (loss) from operations	14.4	125.6	137.8	34.3	(38.8)	273.3
Operating margin %	1.2%	6.8%	10.1%	3.1%	nm	5.0%

Non-GAAP Adjustments
Restructuring charges - net	4.7	6.4	4.9	10.9	2.5	29.4
Impairment charges - net	(0.5)	1.7	—	(0.4)	—	0.8
Other charges	17.8	0.9	3.1	—	—	21.8
Acquisition-related expenses	—	—	—	—	13.8	13.8
Purchase accounting inventory adjustments	2.9	—	0.3	—	—	3.2

Total Non-GAAP adjustments	24.9	9.0	8.3	10.5	16.3	69.0

Non-GAAP income (loss) from operations	$39.3	$134.6	$146.1	$44.8	$(22.5)	$342.3
Non-GAAP operating margin %	3.4%	7.2%	10.7%	4.0%	nm	6.2%

Depreciation and amortization	69.0	77.5	34.6	43.2	1.9	226.2

Non-GAAP Adjusted EBITDA	$108.3	$212.1	$180.7	$88.0	$(20.6)	$568.5
Non-GAAP Adjusted EBITDA margin %	9.4%	11.4%	13.2%	7.9%	nm	10.3%

Capital expenditures	$22.0	$24.4	$28.2	$20.0	$6.5	$101.1

nm Not meaningful

RR DONNELLEY REPORTS SECOND-QUARTER 2016 RESULTS

R. R. Donnelley & Sons Company

Condensed Consolidated Statements of Cash Flows

For the Six Months Ended June 30, 2016 and 2015

(UNAUDITED)

(in millions)

	2016	2015
Net earnings	$25.8	$55.5
Adjustment to reconcile net earnings to net cash (used in) provided by operating activities	261.6	253.3
Changes in operating assets and liabilities	(374.5)	(233.3)
Pension and other postretirement benefits plan contributions	(13.2)	(14.5)

Net cash (used in) provided by operating activities	$(100.3)	$61.0

Capital expenditures	(101.4)	(101.1)
All other cash provided by (used in) investing activities	29.3	(109.2)

Net cash used in investing activities	$(72.1)	$(210.3)

Net cash provided by (used in) financing activities	$76.2	$(64.3)

Effect of exchange rate on cash and cash equivalents	(2.8)	(18.9)

Net decrease in cash and cash equivalents	$(99.0)	$(232.5)

Cash and cash equivalents at beginning of period	389.6	527.9

Cash and cash equivalents at end of period	$290.6	$295.4

Additional Information:

	2016	2015
For the Six Months Ended June 30:
Net cash (used in) provided by operating activities	$(100.3)	$61.0
Less: capital expenditures	101.4	101.1

Free cash flow	$(201.7)	$(40.1)

For the Three Months Ended March 31:
Net cash used in operating activities	$(192.8)	$(144.3)
Less: capital expenditures	48.1	48.5

Free cash flow	$(240.9)	$(192.8)

For the Three Months Ended June 30:
Net cash provided by operating activities	$92.5	$205.3
Less: capital expenditures	53.3	52.6

Free cash flow	$39.2	$152.7

RR DONNELLEY REPORTS SECOND-QUARTER 2016 RESULTS

R.R. Donnelley & Sons Company

Reconciliation of Reported to Pro Forma Net Sales

For the Three Months Ended June 30, 2016 and 2015

(UNAUDITED)

(in millions)

	Reported net sales	Adjustments (1)	Pro forma net sales
For the Three Months Ended June 30, 2016
Publishing and Retail Services	$621.0	$—	$621.0
Variable Print	883.4	—	883.4
Strategic Services	705.9	—	705.9
International	519.4	—	519.4

Consolidated	$2,729.7	$—	$2,729.7

For the Three Months Ended June 30, 2015
Publishing and Retail Services	$581.7	$53.8	$635.5
Variable Print	911.3	—	911.3
Strategic Services	697.6	7.2	704.8
International	557.5	1.7	559.2

Consolidated	$2,748.1	$62.7	$2,810.8

Net sales change
Publishing and Retail Services	6.8%		(2.3%)
Variable Print	(3.1%)		(3.1%)
Strategic Services	1.2%		0.2%
International	(6.8%)		(7.1%)
Consolidated	(0.7%)		(2.9%)

Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates
Publishing and Retail Services			—%
Variable Print			(0.2%)
Strategic Services			(0.1%)
International			(4.0%)
Consolidated			(0.9%)

Approximate year-over-year impact of changes in pass-through paper sales
Publishing and Retail Services			(0.8%)
Variable Print			—%
Strategic Services			—%
International			—%
Consolidated			(0.2%)

Year-over-year impact of dispositions (2)
Publishing and Retail Services			—%
Variable Print			—%
Strategic Services			—%
International			(1.0%)
Consolidated			(0.2%)

Net organic sales change (3)
Publishing and Retail Services			(1.5%)
Variable Print			(2.9%)
Strategic Services			0.3%
International			(2.1%)
Consolidated			(1.6%)

The reported results of the Company include the results of acquired businesses from the acquisition date forward. The Company has provided this schedule to reconcile reported net sales for the three months ended June 30, 2015 to pro forma net sales as if the 2015 acquisition took place as of January 1, 2015 for the purposes of this schedule.

There were no acquisitions during the three months ended June 30, 2016.

For the three months ended June 30, 2015, the adjustment for net sales of acquired businesses reflects the net sales of Courier (acquired June 8, 2015).

(1)	Adjusted for net sales of acquired business: Courier.
(2)	Adjusted for net sales of disposed businesses: Two entities in the International segment and the Venezuelan operating entity.
(3)	Adjusted for net sales of acquired and disposed businesses, the impact of changes in FX rates and pass-through paper sales.

RR DONNELLEY REPORTS SECOND-QUARTER 2016 RESULTS

R.R. Donnelley & Sons Company

Reconciliation of Reported to Pro Forma Net Sales

For the Six Months Ended June 30, 2016 and 2015

(UNAUDITED)

(in millions)

	Reported net sales	Adjustments (1)	Pro forma net sales
For the Six Months Ended June 30, 2016
Publishing and Retail Services	$1,217.3	$—	$1,217.3
Variable Print	1,785.2	—	1,785.2
Strategic Services	1,340.5	—	1,340.5
International	1,038.1	—	1,038.1

Consolidated	$5,381.1	$—	$5,381.1

For the Six Months Ended June 30, 2015
Publishing and Retail Services	$1,155.5	$103.1	$1,258.6
Variable Print	1,860.1	—	1,860.1
Strategic Services	1,364.9	14.7	1,379.6
International	1,113.7	5.5	1,119.2

Consolidated	$5,494.2	$123.3	$5,617.5

Net sales change
Publishing and Retail Services	5.3%		(3.3%)
Variable Print	(4.0%)		(4.0%)
Strategic Services	(1.8%)		(2.8%)
International	(6.8%)		(7.2%)
Consolidated	(2.1%)		(4.2%)

Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates
Publishing and Retail Services			—%
Variable Print			(0.2%)
Strategic Services			(0.1%)
International			(4.8%)
Consolidated			(1.1%)

Approximate year-over-year impact of changes in pass-through paper sales
Publishing and Retail Services			(1.5%)
Variable Print			—%
Strategic Services			—%
International			—%
Consolidated			(0.2%)

Year-over-year impact of dispositions (2)
Publishing and Retail Services			—%
Variable Print			—%
Strategic Services			—%
International			(2.3%)
Consolidated			(0.5%)

Net organic sales change (3)
Publishing and Retail Services			(1.8%)
Variable Print			(3.8%)
Strategic Services			(2.7%)
International			(0.1%)
Consolidated			(2.4%)

The reported results of the Company include the results of acquired businesses from the acquisition date forward. The Company has provided this schedule to reconcile reported net sales for the six months ended June 30, 2015 to pro forma net sales as if the 2015 acquisition took place as of January 1, 2015 for the purposes of this schedule.

There were no acquisitions during the six months ended June 30, 2016.

For the six months ended June 30, 2015, the adjustment for net sales of acquired businesses reflects the net sales of Courier (acquired June 8, 2015).

(1)	Adjusted for net sales of acquired businesses: Courier.
(2)	Adjusted for net sales of disposed businesses: Two entities in the International segment and the Venezuelan operating entity.
(3)	Adjusted for net sales of acquired and disposed businesses, the impact of changes in FX rates and pass-through paper sales.

RR DONNELLEY REPORTS SECOND-QUARTER 2016 RESULTS

R.R. Donnelley & Sons Company

Reconciliation of GAAP Net Earnings (Loss) to Non-GAAP Adjusted EBITDA

For the Three and Twelve Months Ended June 30, 2016 and 2015

(UNAUDITED)

(in millions)

	For the Twelve Months Ended	For the Three Months Ended
	June 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
GAAP net earnings (loss) attributable to RR Donnelley common shareholders	$110.6	$(14.5)	$39.8	$71.0	$14.3

Adjustments
(Loss) income attributable to noncontrolling interests	(1.9)	0.2	0.3	0.3	(2.7)
Income tax expense (benefit)	111.8	(3.2)	25.0	50.3	39.7
Interest expense - net	274.8	68.8	68.2	68.8	69.0
Investment and other expense - net	4.4	1.0	—	0.4	3.0
Depreciation and amortization	438.8	104.0	107.0	112.5	115.3
Restructuring, impairment and other charges - net (1)	94.0	13.7	9.7	17.7	52.9
Acquisition-related expenses (2)	2.5	1.4	0.6	0.2	0.3
Spinoff-related transaction expenses (3)	43.9	18.4	11.9	6.9	6.7
Pension settlement charges (4)	96.9	96.9	—	—	—
Gain on disposals of businesses (5)	(12.3)	—	(12.3)	—	—
Purchase accounting inventory adjustments (6)	7.6	—	—	0.9	6.7

Total Non-GAAP adjustments	1,060.5	301.2	210.4	258.0	290.9

Non-GAAP adjusted EBITDA	$1,171.1	$286.7	$250.2	$329.0	$305.2

Net sales	$11,143.7	$2,729.7	$2,651.4	$2,934.6	$2,828.0
Non-GAAP adjusted EBITDA margin %	10.5%	10.5%	9.4%	11.2%	10.8%

	For the Twelve Months Ended	For the Three Months Ended
	June 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
GAAP net earnings attributable to RR Donnelley common shareholders	$147.5	$43.5	$22.3	$19.5	$62.2

Adjustments
Income (loss) attributable to noncontrolling interests	(3.6)	0.1	(10.4)	4.1	2.6
Income tax expense (benefit)	49.7	33.0	6.4	(25.4)	35.7
Interest expense - net	278.5	69.2	69.0	69.1	71.2
Investment and other expense - net	42.9	11.9	28.3	0.7	2.0
Depreciation and amortization	462.8	112.8	113.4	117.0	119.6
Restructuring, impairment and other charges - net (1)	117.7	32.2	19.8	45.8	19.9
Acquisition-related expenses (2)	14.2	3.3	10.5	0.4	—
Pension settlement charges (4)	95.7	—	—	95.7	—
Purchase accounting inventory adjustments (6)	3.2	3.2	—	—	—

Total Non-GAAP adjustments	1,061.1	265.7	237.0	307.4	251.0

Non-GAAP adjusted EBITDA	$1,208.6	$309.2	$259.3	$326.9	$313.2

Net sales	$11,521.3	$2,748.1	$2,746.1	$3,069.3	$2,957.8
Non-GAAP adjusted EBITDA margin %	10.5%	11.3%	9.4%	10.7%	10.6%

(1)	Restructuring, impairment and other charges- net: Pre-tax charges for employee termination costs, lease termination and other costs, including integration charges for certain Courier employees upon the termination of Courier’s executive severance plan, immediately prior to the acquisition and multi-employer pension plan withdrawal obligations, and impairment of goodwill, intangible assets and other long-lived assets.
(2)	Acquisition-related expenses: Legal, accounting and other expenses associated with completed or contemplated acquisitions.
(3)	Spinoff-related transaction expenses: Consulting, tax advice, legal and other expenses associated with the proposed spinoff transactions.
(4)	Pension settlement charges: Pre-tax charges recognized for pension lump-sum settlement payments.
(5)	Gain on disposals of businesses: Gain on the sales of two entities in the International segment.
(6)	Purchase accounting inventory adjustments: Recognition of charges as a result of inventory purchase accounting adjustments.

RR DONNELLEY REPORTS SECOND-QUARTER 2016 RESULTS

R.R. Donnelley & Sons Company

Debt and Liquidity Summary

As of June 30, 2016 and 2015 and December 31, 2015

(UNAUDITED)

(in millions)

	June 30, 2016	December 31, 2015	June 30, 2015
Total Liquidity (1)
Cash (2)	$290.6	$389.6	$295.4
Amount available under the Credit Agreement (3)	924.6	1,155.8	1,287.6

	1,215.2	1,545.4	1,583.0

Usage
Borrowings under credit agreement (3)	185.0	—	300.0
Impact on availability related to outstanding letters of credit	—	—	—

Net Available Liquidity	$1,030.2	$1,545.4	$1,283.0

Short-term and current portion of long-term debt	$675.6	$234.6	$312.7
Long-term debt	2,943.8	3,188.3	3,434.1

Total debt	$3,619.4	$3,422.9	$3,746.8

Non-GAAP adjusted EBITDA for the twelve months ended June 30, 2016 and 2015 and the year ended December 31, 2015	$1,171.1	$1,202.7	$1,208.6

Non-GAAP Gross Leverage (defined as total debt divided by non-GAAP adjusted EBITDA)	3.1x	2.8x	3.1x

(1)	Liquidity does not include uncommitted credit facilities, located primarily outside of the U.S.
(2)	Approximately 87% of cash as of June 30, 2016, 77% of cash as of December 31, 2015 and 87% of cash as of June 30, 2015 was located outside of the U.S. During 2016 and future years, the Company’s foreign subsidiaries are expected to make approximately $175.0 million in payments in satisfaction of intercompany obligations. Certain other cash balances of foreign subsidiaries may be subject to U.S. or local country taxes if repatriated to the U.S. In addition, repatriation of some foreign cash balances is further restricted by local laws.
(3)	The Company has a $1.5 billion senior secured revolving credit agreement (the “Credit Agreement”) which expires September 9, 2019. The Credit Agreement is subject to a number of covenants, including a minimum Interest Coverage Ratio and a maximum Leverage Ratio, as defined and calculated pursuant to the Credit Agreement. There were $185.0 million in borrowings under the Credit Agreement as of June 30, 2016. Based on the Company’s results of operations for the twelve months ended June 30, 2016 and existing debt, the Company would have had the ability to utilize approximately $0.7 billion of the $1.5 billion Credit Agreement and not have been in violation of the terms of the agreement.

	June 30, 2016	December 31, 2015	June 30, 2015
Stated amount of the Credit Agreement	$1,500.0	$1,500.0	$1,500.0
Less: availability reduction from covenants	575.4	344.2	212.4

Total amount available	924.6	1,155.8	1,287.6
Less: borrowings under the Credit Agreement	185.0	—	300.0
Impact on availability related to outstanding letters of credit	—	—	—

Availability under the Credit Agreement	$739.6	$1,155.8	$987.6